UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

FIRST UNION NATIONAL BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES SERIES 2000-C2

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Securities, Inc. (the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


FU00C2_082100, Class AAA_1--Price/Yield

-----------------------------------------------------------------------------------------------------------------------
CUSIP                                    Face                 $187,400,000.00     Settle at Pricing
Coupon                    7.137          Original Balance     $187,400,000.00     Accrual begins       11/1/00
Delay                       14           Current Balance      $187,400,000.00     Factor Date            N/A
Stated Maturity            N/A           Factor                      1            -------------------------------------
Type                     SEN FIX         -----------------------------------------
-----------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=6.36, 6mo=6.07, 1YR=6.16, 2YR=5.92, 5YR=5.80, 10YR=5.75, 30YR=5.78


------------------------------------------------------------------------------------------------------------------------------------
          Price               0 CPR             10 CPR           15 CPR            25 CPR             50 CPR            100 CPR
                              Yield
------------------------------------------------------------------------------------------------------------------------------------
          100-08             7.12421            7.23207          7.28024           7.36554           7.52575            7.80904
          100-09             7.11715            7.22450          7.27245           7.35736           7.51678            7.79855
          100-10             7.11009            7.21694          7.26467           7.34917           7.50781            7.78806
          100-11             7.10304            7.20938          7.25689           7.34100           7.49885            7.77758
          100-12             7.09599            7.20182          7.24911           7.33282           7.48989            7.76710
          100-13             7.08894            7.19426          7.24134           7.32465           7.48093            7.75663
          100-14             7.08190            7.18671          7.23357           7.31648           7.47198            7.74616
          100-15             7.07486            7.17916          7.22580           7.30832           7.46303            7.73570
          100-16             7.06782            7.17161          7.21804           7.30016           7.45409            7.72524
          100-17             7.06079            7.16407          7.21028           7.29200           7.44515            7.71479
          100-18             7.05376            7.15653          7.20252           7.28385           7.43621            7.70434
          100-19             7.04673            7.14900          7.19477           7.27570           7.42728            7.69390
          100-20             7.03970            7.14147          7.18702           7.26756           7.41835            7.68346
          100-21             7.03268            7.13394          7.17928           7.25942           7.40942            7.67302
          100-22             7.02566            7.12641          7.17153           7.25128           7.40050            7.66259
          100-23             7.01865            7.11889          7.16379           7.24314           7.39159            7.65217
          100-24             7.01164            7.11137          7.15606           7.23501           7.38268            7.64175
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price         127.49            137.40           141.86            149.06             162.51            186.99
                  WAL        5.70320            5.23450          5.05760           4.76210           4.27480            3.61680
             Mod Durn         4.395              4.099            3.984             3.791             3.458              2.958
        Mod Convexity         0.279              0.242            0.228             0.206             0.172              0.133
     Principal Window     Dec00 to Apr10    Dec00 to Jul09   Dec00 to Jul09    Dec00 to Jul09     Dec00 to Feb09    Dec00 to Sep08
        Maturity #mos          113                104              104               104                99                94
     Accrued Interest      1,040,257.40      1,040,257.40     1,040,257.40      1,040,257.40       1,040,257.40      1,040,257.40
    Total Collat Loss      0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)       0.00 (0.00%)      0.00 (0.00%)

               Prepay        At 0 CPR          At 10 CPR        At 15 CPR         At 25 CPR         At 50 CPR         At 100 CPR
           No prepays
Lockout and penalties    Include penalty    Include penalty  Include penalty   Include penalty   Include penalty    Include penalty

     Ext., if balloon          None              None             None              None               None              None
      Pay Exten Princ

              Default        At 0 CDR          At 0 CDR         At 0 CDR          At 0 CDR           At 0 CDR          At 0 CDR
        Loss Severity          0.3                0.3              0.3               0.3               0.3                0.3
    Servicer Advances     100% of P & I      100% of P & I    100% of P & I     100% of P & I     100% of P & I      100% of P & I
      Liquidation Lag      12 mos(100%)      12 mos(100%)     12 mos(100%)      12 mos(100%)       12 mos(100%)      12 mos(100%)
  Optional Redemption     Calls ASAP (N)    Calls ASAP (N)   Calls ASAP (N)    Calls ASAP (N)     Calls ASAP (N)    Calls ASAP (N)
------------------------------------------------------------------------------------------------------------------------------------

      CMT_3MO                6.360               6.360           6.360              6.360              6.360             6.360
      CMT_6MO                6.070               6.070           6.070              6.070              6.070             6.070
      CMT_1YR                6.160               6.160           6.160              6.160              6.160             6.160
      CMT_2YR                5.920               5.920           5.920              5.920              5.920             5.920
      CMT_5YR                5.800               5.800           5.800              5.800              5.800             5.800
     CMT_10YR                5.750               5.750           5.750              5.750              5.750             5.750
     CMT_30YR                5.780               5.780           5.780              5.780              5.780             5.780
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
OFFERED CERTIFICATES.
------------------------------------------------------------------------------------------------------------------------------------


FU00C2_082100, Class AAA_2--Price/Yield

------------------------------------------------------------------------------------------------------------------
CUSIP                               Face               $686,856,000.00     Settle at Pricing
Coupon               7.254          Original Balance   $686,856,000.00     Accrual begins       11/1/00
Delay                  14           Current Balance    $686,856,000.00     Factor Date            N/A
Stated Maturity       N/A           Factor                    1            ---------------------------------------
Type                JUN FIX         ------------------------------------------------
------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=6.36, 6mo=6.07, 1YR=6.16, 2YR=5.92, 5YR=5.80, 10YR=5.75, 30YR=5.78


------------------------------------------------------------------------------------------------------------------------------------
           Price              0 CPR            10 CPR           15 CPR           25 CPR           50 CPR           100 CPR
                              Yield
------------------------------------------------------------------------------------------------------------------------------------
          100-08             7.28532           7.28534          7.28528          7.28511          7.28476          7.28312
          100-09             7.28069           7.28070          7.28063          7.28045          7.28008          7.27836
          100-10             7.27606           7.27606          7.27598          7.27579          7.27541          7.27360
          100-11             7.27144           7.27142          7.27134          7.27113          7.27074          7.26884
          100-12             7.26681           7.26678          7.26669          7.26648          7.26607          7.26409
          100-13             7.26219           7.26215          7.26205          7.26183          7.26140          7.25934
          100-14             7.25757           7.25751          7.25741          7.25718          7.25673          7.25459
          100-15             7.25295           7.25288          7.25277          7.25253          7.25207          7.24984
          100-16             7.24833           7.24825          7.24814          7.24789          7.24740          7.24510
          100-17             7.24372           7.24362          7.24350          7.24324          7.24274          7.24035
          100-18             7.23910           7.23900          7.23887          7.23860          7.23808          7.23561
          100-19             7.23449           7.23437          7.23424          7.23396          7.23343          7.23087
          100-20             7.22988           7.22975          7.22961          7.22932          7.22877          7.22613
          100-21             7.22527           7.22513          7.22498          7.22468          7.22412          7.22139
          100-22             7.22067           7.22051          7.22036          7.22005          7.21947          7.21666
          100-23             7.21606           7.21589          7.21573          7.21542          7.21482          7.21193
          100-24             7.21146           7.21128          7.21111          7.21079          7.21017          7.20720
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 Spread @ Center Price         149.45           149.40           149.37           149.32            149.22          148.75
                   WAL        9.61250           9.57470          9.55650          9.52840          9.48060          9.24490
              Mod Durn         6.698             6.680            6.671            6.657            6.633            6.517
         Mod Convexity         0.583             0.579            0.578            0.575            0.571            0.549
      Principal Window     Apr10 to Sep10   Jul09 to Sep10   Jul09 to Sep10   Jul09 to Sep10    Feb09 to Aug10  Sep08 to Jun10
         Maturity #mos          118               118              118              118              117              115
      Accrued Interest      3,875,241.55     3,875,241.55     3,875,241.55     3,875,241.55      3,875,241.55    3,875,241.55
     Total Collat Loss      0.00 (0.00%)     0.00 (0.00%)     0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)    0.00 (0.00%)

                Prepay        At 0 CPR         At 10 CPR        At 15 CPR        At 25 CPR        At 50 CPR       At 100 CPR
            No prepays
 Lockout and penalties    Include penalty   Include penalty  Include penalty  Include penalty  Include penalty  Include penalty

      Ext., if balloon          None             None             None             None              None            None
       Pay Exten Princ

               Default        At 0 CDR         At 0 CDR         At 0 CDR         At 0 CDR          At 0 CDR        At 0 CDR
         Loss Severity          0.3               0.3              0.3              0.3              0.3              0.3
     Servicer Advances     100% of P & I     100% of P & I    100% of P & I    100% of P & I    100% of P & I    100% of P & I
       Liquidation Lag      12 mos(100%)     12 mos(100%)     12 mos(100%)     12 mos(100%)      12 mos(100%)    12 mos(100%)
   Optional Redemption     Calls ASAP (N)   Calls ASAP (N)   Calls ASAP (N)   Calls ASAP (N)    Calls ASAP (N)  Calls ASAP (N)
------------------------------------------------------------------------------------------------------------------------------------

       CMT_3MO                  6.360           6.360            6.360             6.360              6.360           6.360
       CMT_6MO                  6.070           6.070            6.070             6.070              6.070           6.070
       CMT_1YR                  6.160           6.160            6.160             6.160              6.160           6.160
       CMT_2YR                  5.920           5.920            5.920             5.920              5.920           5.920
       CMT_5YR                  5.800           5.800            5.800             5.800              5.800           5.800
      CMT_10YR                  5.750           5.750            5.750             5.750              5.750           5.750
      CMT_30YR                  5.780           5.780            5.780             5.780              5.780           5.780
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
OFFERED CERTIFICATES.
------------------------------------------------------------------------------------------------------------------------------------


FU00C2_082100, Class AA--Price/Yield

------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
CUSIP                               Face               $55,713,000.00      Settle at Pricing
Coupon                7.388         Original Balance   $55,713,000.00      Accrual begins       11/1/00
Delay                   14          Current Balance    $55,713,000.00      Factor Date            N/A
Stated Maturity        N/A          Factor                    1            --------------------------------------
Type               JUN FIX CAP      ---------------------------------------
------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=6.36, 6mo=6.07, 1YR=6.16, 2YR=5.92, 5YR=5.80, 10YR=5.75, 30YR=5.78


------------------------------------------------------------------------------------------------------------------------------------
             Price           0 CPR             10 CPR           15 CPR             25 CPR           50 CPR           100 CPR
                             Yield
------------------------------------------------------------------------------------------------------------------------------------
            100-08           7.42321          7.42321           7.42321           7.42321          7.42315          7.42224
            100-09           7.41861          7.41861           7.41861           7.41861          7.41855          7.41758
            100-10           7.41402          7.41402           7.41402           7.41402          7.41395          7.41293
            100-11           7.40942          7.40942           7.40942           7.40942          7.40935          7.40828
            100-12           7.40483          7.40483           7.40483           7.40483          7.40475          7.40363
            100-13           7.40023          7.40023           7.40023           7.40023          7.40016          7.39898
            100-14           7.39564          7.39564           7.39564           7.39564          7.39557          7.39433
            100-15           7.39106          7.39106           7.39106           7.39106          7.39098          7.38969
            100-16           7.38647          7.38647           7.38647           7.38647          7.38639          7.38505
            100-17           7.38189          7.38189           7.38189           7.38189          7.38180          7.38041
            100-18           7.37730          7.37730           7.37730           7.37730          7.37721          7.37577
            100-19           7.37272          7.37272           7.37272           7.37272          7.37263          7.37113
            100-20           7.36814          7.36814           7.36814           7.36814          7.36805          7.36650
            100-21           7.36357          7.36357           7.36357           7.36357          7.36347          7.36186
            100-22           7.35899          7.35899           7.35899           7.35899          7.35889          7.35723
            100-23           7.35442          7.35442           7.35442           7.35442          7.35431          7.35260
            100-24           7.34985          7.34985           7.34985           7.34985          7.34974          7.34797
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 Spread @ Center Price         163.44          163.44            163.44            163.44            163.42          163.13
                   WAL        9.79440          9.79440           9.79440           9.79440          9.78400          9.62190
              Mod Durn         6.743            6.743             6.743             6.743            6.738            6.661
         Mod Convexity         0.594            0.594             0.594             0.594            0.593            0.578
      Principal Window     Sep10 to Sep10  Sep10 to Sep10    Sep10 to Sep10    Sep10 to Sep10    Aug10 to Sep10  Jun10 to Jul10
         Maturity #mos          118              118               118               118              118              116
      Accrued Interest       320,139.28      320,139.28        320,139.28        320,139.28        320,139.28      320,139.28
     Total Collat Loss      0.00 (0.00%)    0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)    0.00 (0.00%)

                Prepay        At 0 CPR        At 10 CPR         At 15 CPR         At 25 CPR        At 50 CPR       At 100 CPR
            No prepays
 Lockout and penalties    Include penalty  Include penalty   Include penalty   Include penalty  Include penalty  Include penalty

      Ext., if balloon          None            None              None              None              None            None
       Pay Exten Princ

               Default        At 0 CDR        At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR        At 0 CDR
         Loss Severity          0.3              0.3               0.3               0.3              0.3              0.3
     Servicer Advances     100% of P & I    100% of P & I     100% of P & I     100% of P & I    100% of P & I    100% of P & I
       Liquidation Lag      12 mos(100%)    12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)    12 mos(100%)
   Optional Redemption     Calls ASAP (N)  Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)  Calls ASAP (N)
------------------------------------------------------------------------------------------------------------------------------------

      CMT_3MO                  6.360           6.360             6.360              6.360             6.360           6.360
      CMT_6MO                  6.070           6.070             6.070              6.070             6.070           6.070
      CMT_1YR                  6.160           6.160             6.160              6.160             6.160           6.160
      CMT_2YR                  5.920           5.920             5.920              5.920             5.920           5.920
      CMT_5YR                  5.800           5.800             5.800              5.800             5.800           5.800
     CMT_10YR                  5.750           5.750             5.750              5.750             5.750           5.750
     CMT_30YR                  5.780           5.780             5.780              5.780             5.780           5.780
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
OFFERED CERTIFICATES.
------------------------------------------------------------------------------------------------------------------------------------


FU00C2_082100, Class A--Price/Yield

------------------------------------------------------------------------------------------------------------------
CUSIP                                   Face              $42,855,000.00      Settle at Pricing
Coupon                   7.506          Original Balance  $42,855,000.00      Accrual begins      11/1/00
Delay                      14           Current Balance   $42,855,000.00      Factor Date           N/A
Stated Maturity           N/A           Factor                   1            ------------------------------------
Type                  JUN FIX CAP       --------------------------------------
----------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=6.36, 6mo=6.07, 1YR=6.16, 2YR=5.92, 5YR=5.80, 10YR=5.75, 30YR=5.78


------------------------------------------------------------------------------------------------------------------------------------
             Price             0 CPR            10 CPR            15 CPR           25 CPR            50 CPR            100 CPR
                               Yield
------------------------------------------------------------------------------------------------------------------------------------
            100-08            7.54379           7.54379           7.54379          7.54379           7.54379           7.54285
            100-09            7.53917           7.53917           7.53917          7.53917           7.53917           7.53817
            100-10            7.53455           7.53455           7.53455          7.53455           7.53455           7.53349
            100-11            7.52992           7.52992           7.52992          7.52992           7.52992           7.52882
            100-12            7.52531           7.52531           7.52531          7.52531           7.52531           7.52414
            100-13            7.52069           7.52069           7.52069          7.52069           7.52069           7.51947
            100-14            7.51607           7.51607           7.51607          7.51607           7.51607           7.51480
            100-15            7.51146           7.51146           7.51146          7.51146           7.51146           7.51013
            100-16            7.50685           7.50685           7.50685          7.50685           7.50685           7.50547
            100-17            7.50224           7.50224           7.50224          7.50224           7.50224           7.50080
            100-18            7.49763           7.49763           7.49763          7.49763           7.49763           7.49614
            100-19            7.49303           7.49303           7.49303          7.49303           7.49303           7.49148
            100-20            7.48842           7.48842           7.48842          7.48842           7.48842           7.48682
            100-21            7.48382           7.48382           7.48382          7.48382           7.48382           7.48217
            100-22            7.47922           7.47922           7.47922          7.47922           7.47922           7.47751
            100-23            7.47462           7.47462           7.47462          7.47462           7.47462           7.47286
            100-24            7.47002           7.47002           7.47002          7.47002           7.47002           7.46821
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 Spread @ Center Price         175.48           175.48            175.48           175.48             175.48           175.17
                   WAL        9.79440           9.79440           9.79440          9.79440           9.79440           9.62780
              Mod Durn         6.705             6.705             6.705            6.705             6.705             6.627
         Mod Convexity         0.589             0.589             0.589            0.589             0.589             0.574
      Principal Window     Sep10 to Sep10   Sep10 to Sep10    Sep10 to Sep10   Sep10 to Sep10     Sep10 to Sep10   Jul10 to Jul10
         Maturity #mos          118               118               118              118               118               116
      Accrued Interest       250,187.49       250,187.49        250,187.49       250,187.49         250,187.49       250,187.49
     Total Collat Loss      0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)       0.00 (0.00%)     0.00 (0.00%)

                Prepay        At 0 CPR         At 10 CPR         At 15 CPR        At 25 CPR         At 50 CPR        At 100 CPR
            No prepays
 Lockout and penalties    Include penalty   Include penalty   Include penalty  Include penalty   Include penalty   Include penalty

      Ext., if balloon          None             None              None             None               None             None
       Pay Exten Princ

               Default        At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR           At 0 CDR         At 0 CDR
         Loss Severity          0.3               0.3               0.3              0.3               0.3               0.3
     Servicer Advances     100% of P & I     100% of P & I     100% of P & I    100% of P & I     100% of P & I     100% of P & I
       Liquidation Lag      12 mos(100%)     12 mos(100%)      12 mos(100%)     12 mos(100%)       12 mos(100%)     12 mos(100%)
   Optional Redemption     Calls ASAP (N)   Calls ASAP (N)    Calls ASAP (N)   Calls ASAP (N)     Calls ASAP (N)   Calls ASAP (N)
------------------------------------------------------------------------------------------------------------------------------------

       CMT_3MO                  6.360           6.360              6.360            6.360              6.360            6.360
       CMT_6MO                  6.070           6.070              6.070            6.070              6.070            6.070
       CMT_1YR                  6.160           6.160              6.160            6.160              6.160            6.160
       CMT_2YR                  5.920           5.920              5.920            5.920              5.920            5.920
       CMT_5YR                  5.800           5.800              5.800            5.800              5.800            5.800
      CMT_10YR                  5.750           5.750              5.750            5.750              5.750            5.750
      CMT_30YR                  5.780           5.780              5.780            5.780              5.780            5.780
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
OFFERED CERTIFICATES.
------------------------------------------------------------------------------------------------------------------------------------


FU00C2_082100, Class AM--Price/Yield

-------------------------------------------------------------------------------------------------------------------
CUSIP                                  Face               $17,143,000.00      Settle at Pricing
Coupon                  7.604          Original Balance   $17,143,000.00      Accrual begins       11/1/00
Delay                     14           Current Balance    $17,143,000.00      Factor Date            N/A
Stated Maturity          N/A           Factor                    1            -------------------------------------
Type                 JUN FIX CAP       ---------------------------------------
---------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=6.36, 6mo=6.07, 1YR=6.16, 2YR=5.92, 5YR=5.80, 10YR=5.75, 30YR=5.78


------------------------------------------------------------------------------------------------------------------------------------
             Price             0 CPR             10 CPR           15 CPR            25 CPR             50 CPR           100 CPR
                               Yield
------------------------------------------------------------------------------------------------------------------------------------
            100-08            7.64397           7.64397           7.64397           7.64397           7.64397           7.64302
            100-09            7.63933           7.63933           7.63933           7.63933           7.63933           7.63832
            100-10            7.63469           7.63469           7.63469           7.63469           7.63469           7.63362
            100-11            7.63004           7.63004           7.63004           7.63004           7.63004           7.62893
            100-12            7.62540           7.62540           7.62540           7.62540           7.62540           7.62423
            100-13            7.62077           7.62077           7.62077           7.62077           7.62077           7.61954
            100-14            7.61613           7.61613           7.61613           7.61613           7.61613           7.61485
            100-15            7.61149           7.61149           7.61149           7.61149           7.61149           7.61016
            100-16            7.60686           7.60686           7.60686           7.60686           7.60686           7.60547
            100-17            7.60223           7.60223           7.60223           7.60223           7.60223           7.60079
            100-18            7.59760           7.59760           7.59760           7.59760           7.59760           7.59611
            100-19            7.59298           7.59298           7.59298           7.59298           7.59298           7.59143
            100-20            7.58835           7.58835           7.58835           7.58835           7.58835           7.58675
            100-21            7.58373           7.58373           7.58373           7.58373           7.58373           7.58207
            100-22            7.57911           7.57911           7.57911           7.57911           7.57911           7.57739
            100-23            7.57449           7.57449           7.57449           7.57449           7.57449           7.57272
            100-24            7.56987           7.56987           7.56987           7.56987           7.56987           7.56805
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 Spread @ Center Price         185.48           185.48            185.48            185.48             185.48           185.18
                   WAL        9.79440           9.79440           9.79440           9.79440           9.79440           9.62780
              Mod Durn         6.674             6.674             6.674             6.674             6.674             6.597
         Mod Convexity         0.585             0.585             0.585             0.585             0.585             0.570
      Principal Window     Sep10 to Sep10   Sep10 to Sep10    Sep10 to Sep10    Sep10 to Sep10     Sep10 to Sep10   Jul10 to Jul10
         Maturity #mos          118               118               118               118               118               116
      Accrued Interest       101,387.51       101,387.51        101,387.51        101,387.51         101,387.51       101,387.51
     Total Collat Loss      0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)       0.00 (0.00%)     0.00 (0.00%)

                Prepay        At 0 CPR         At 10 CPR         At 15 CPR         At 25 CPR         At 50 CPR        At 100 CPR
            No prepays
 Lockout and penalties    Include penalty   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty

      Ext., if balloon          None             None              None              None               None             None
       Pay Exten Princ

               Default        At 0 CDR         At 0 CDR          At 0 CDR          At 0 CDR           At 0 CDR         At 0 CDR
         Loss Severity          0.3               0.3               0.3               0.3               0.3               0.3
     Servicer Advances     100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I
       Liquidation Lag      12 mos(100%)     12 mos(100%)      12 mos(100%)      12 mos(100%)       12 mos(100%)     12 mos(100%)
   Optional Redemption     Calls ASAP (N)   Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)     Calls ASAP (N)   Calls ASAP (N)
------------------------------------------------------------------------------------------------------------------------------------

          CMT_3MO              6.360             6.360             6.360             6.360              6.360            6.360
          CMT_6MO              6.070             6.070             6.070             6.070              6.070            6.070
          CMT_1YR              6.160             6.160             6.160             6.160              6.160            6.160
          CMT_2YR              5.920             5.920             5.920             5.920              5.920            5.920
          CMT_5YR              5.800             5.800             5.800             5.800              5.800            5.800
         CMT_10YR              5.750             5.750             5.750             5.750              5.750            5.750
         CMT_30YR              5.780             5.780             5.780             5.780              5.780            5.780
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
OFFERED CERTIFICATES.
------------------------------------------------------------------------------------------------------------------------------------


FU00C2_082100, Class BBBP--Price/Yield

--------------------------------------------------------------------------------------------------------------------
CUSIP                                   Face               $18,571,000.00      Settle at Pricing
Coupon                   7.9187         Original Balance   $18,571,000.00      Accrual begins       11/1/00
Delay                      14           Current Balance    $18,571,000.00      Factor Date            N/A
Stated Maturity           N/A           Factor                    1            -------------------------------------
Type                    JUN WAC         ---------------------------------------
----------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=6.36, 6mo=6.07, 1YR=6.16, 2YR=5.92, 5YR=5.80, 10YR=5.75, 30YR=5.78


------------------------------------------------------------------------------------------------------------------------------------
             Price             0 CPR             10 CPR            15 CPR            25 CPR            50 CPR            100 CPR
                               Yield
------------------------------------------------------------------------------------------------------------------------------------
            100-08            8.08225            8.08193           8.08178           8.08148           8.08079           8.07609
            100-09            8.07751            8.07719           8.07704           8.07674           8.07605           8.07129
            100-10            8.07277            8.07246           8.07230           8.07200           8.07131           8.06650
            100-11            8.06804            8.06772           8.06757           8.06727           8.06658           8.06171
            100-12            8.06330            8.06299           8.06283           8.06254           8.06184           8.05693
            100-13            8.05857            8.05826           8.05810           8.05780           8.05711           8.05214
            100-14            8.05384            8.05353           8.05337           8.05308           8.05239           8.04736
            100-15            8.04912            8.04880           8.04865           8.04835           8.04766           8.04258
            100-16            8.04439            8.04408           8.04392           8.04362           8.04293           8.03780
            100-17            8.03967            8.03935           8.03920           8.03890           8.03821           8.03302
            100-18            8.03495            8.03463           8.03448           8.03418           8.03349           8.02825
            100-19            8.03023            8.02991           8.02976           8.02946           8.02877           8.02348
            100-20            8.02551            8.02520           8.02504           8.02474           8.02405           8.01870
            100-21            8.02079            8.02048           8.02033           8.02003           8.01934           8.01394
            100-22            8.01608            8.01577           8.01561           8.01531           8.01462           8.00917
            100-23            8.01137            8.01105           8.01090           8.01060           8.00991           8.00440
            100-24            8.00666            8.00634           8.00619           8.00589           8.00520           7.99964
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 Spread @ Center Price         229.23            229.20            229.19            229.16             229.09           228.41
                   WAL        9.79440            9.79440           9.79440           9.79440           9.79440           9.62780
              Mod Durn         6.542              6.542             6.542             6.542             6.542             6.468
         Mod Convexity         0.568              0.568             0.568             0.568             0.568             0.554
      Principal Window     Sep10 to Sep10    Sep10 to Sep10    Sep10 to Sep10    Sep10 to Sep10     Sep10 to Sep10   Jul10 to Jul10
         Maturity #mos          118                118               118               118               118               116
      Accrued Interest       114,379.01        114,379.01        114,379.01        114,379.01         114,379.01       114,379.01
     Total Collat Loss      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)       0.00 (0.00%)     0.00 (0.00%)

                Prepay        At 0 CPR          At 10 CPR         At 15 CPR         At 25 CPR         At 50 CPR        At 100 CPR
            No prepays
 Lockout and penalties    Include penalty    Include penalty   Include penalty   Include penalty   Include penalty   Include penalty

      Ext., if balloon          None              None              None              None               None             None
       Pay Exten Princ

               Default        At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR           At 0 CDR         At 0 CDR
         Loss Severity          0.3                0.3               0.3               0.3               0.3               0.3
     Servicer Advances     100% of P & I      100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I
       Liquidation Lag      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)       12 mos(100%)     12 mos(100%)
   Optional Redemption     Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)     Calls ASAP (N)   Calls ASAP (N)
------------------------------------------------------------------------------------------------------------------------------------

          CMT_3MO             6.360               6.360             6.360             6.360              6.360             6.360
          CMT_6MO             6.070               6.070             6.070             6.070              6.070             6.070
          CMT_1YR             6.160               6.160             6.160             6.160              6.160             6.160
          CMT_2YR             5.920               5.920             5.920             5.920              5.920             5.920
          CMT_5YR             5.800               5.800             5.800             5.800              5.800             5.800
         CMT_10YR             5.750               5.750             5.750             5.750              5.750             5.750
         CMT_30YR             5.780               5.780             5.780             5.780              5.780             5.780
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
OFFERED CERTIFICATES.
------------------------------------------------------------------------------------------------------------------------------------


FU00C2_082100, Class BBB--Price/Yield

----------------------------------------------------------------------------------------------------------------------
CUSIP                                   Face                $17,142,000.00      Settle at Pricing
Coupon                   7.9687         Original Balance    $17,142,000.00      Accrual begins        11/1/00
Delay                      14           Current Balance     $17,142,000.00      Factor Date             N/A
Stated Maturity           N/A           Factor                     1            --------------------------------------
Type                    JUN WAC         ----------------------------------------
----------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=6.36, 6mo=6.07, 1YR=6.16, 2YR=5.92, 5YR=5.80, 10YR=5.75, 30YR=5.78


------------------------------------------------------------------------------------------------------------------------------------
            Price               0 CPR              10 CPR            15 CPR           25 CPR            50 CPR           100 CPR
                                Yield
------------------------------------------------------------------------------------------------------------------------------------
           100-08              8.13344            8.13313           8.13298           8.13268           8.13199           8.12729
           100-09              8.12869            8.12839           8.12823           8.12793           8.12724           8.12249
           100-10              8.12395            8.12364           8.12348           8.12318           8.12249           8.11769
           100-11              8.11921            8.11889           8.11874           8.11844           8.11775           8.11289
           100-12              8.11447            8.11415           8.11399           8.11369           8.11300           8.10809
           100-13              8.10973            8.10941           8.10925           8.10895           8.10826           8.10330
           100-14              8.10499            8.10467           8.10451           8.10421           8.10352           8.09850
           100-15              8.10026            8.09993           8.09977           8.09948           8.09879           8.09371
           100-16              8.09553            8.09519           8.09504           8.09474           8.09405           8.08892
           100-17              8.09080            8.09046           8.09030           8.09001           8.08932           8.08413
           100-18              8.08607            8.08573           8.08557           8.08527           8.08458           8.07935
           100-19              8.08134            8.08100           8.08084           8.08054           8.07985           8.07456
           100-20              8.07662            8.07627           8.07611           8.07581           8.07513           8.06978
           100-21              8.07189            8.07154           8.07139           8.07109           8.07040           8.06500
           100-22              8.06717            8.06682           8.06666           8.06636           8.06567           8.06022
           100-23              8.06245            8.06209           8.06194           8.06164           8.06095           8.05545
           100-24              8.05774            8.05737           8.05722           8.05692           8.05623           8.05067
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 Spread @ Center Price         234.36            234.31            234.30            234.27             234.20           233.52
                   WAL        9.80590            9.79440           9.79440           9.79440           9.79440           9.62780
              Mod Durn         6.532              6.527             6.527             6.527             6.527             6.453
         Mod Convexity         0.567              0.566             0.566             0.566             0.566             0.552
      Principal Window     Sep10 to Oct10    Sep10 to Sep10    Sep10 to Sep10    Sep10 to Sep10     Sep10 to Sep10   Jul10 to Jul10
         Maturity #mos          119                118               118               118               118               116
      Accrued Interest       106,244.41        106,244.41        106,244.41        106,244.41         106,244.41       106,244.41
     Total Collat Loss      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)       0.00 (0.00%)     0.00 (0.00%)

                Prepay        At 0 CPR          At 10 CPR         At 15 CPR         At 25 CPR         At 50 CPR        At 100 CPR
            No prepays
 Lockout and penalties    Include penalty    Include penalty   Include penalty   Include penalty   Include penalty   Include penalty

      Ext., if balloon          None              None              None              None               None             None
       Pay Exten Princ

               Default        At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR           At 0 CDR         At 0 CDR
         Loss Severity          0.3                0.3               0.3               0.3               0.3               0.3
     Servicer Advances     100% of P & I      100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I
       Liquidation Lag      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)       12 mos(100%)     12 mos(100%)
   Optional Redemption     Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)     Calls ASAP (N)   Calls ASAP (N)
------------------------------------------------------------------------------------------------------------------------------------

         CMT_3MO              6.360               6.360             6.360             6.360              6.360            6.360
         CMT_6MO              6.070               6.070             6.070             6.070              6.070            6.070
         CMT_1YR              6.160               6.160             6.160             6.160              6.160            6.160
         CMT_2YR              5.920               5.920             5.920             5.920              5.920            5.920
         CMT_5YR              5.800               5.800             5.800             5.800              5.800            5.800
        CMT_10YR              5.750               5.750             5.750             5.750              5.750            5.750
        CMT_30YR              5.780               5.780             5.780             5.780              5.780            5.780
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
OFFERED CERTIFICATES.
------------------------------------------------------------------------------------------------------------------------------------



FU00C2_082100, Class BBBM--Price/Yield

----------------------------------------------------------------------------------------------------------------------
CUSIP                                   Face               $14,285,000.00      Settle at Pricing
Coupon                   8.2687         Original Balance   $14,285,000.00      Accrual begins         11/1/00
Delay                      14           Current Balance    $14,285,000.00      Factor Date              N/A
Stated Maturity           N/A           Factor                    1            ---------------------------------------
Type                    JUN WAC         ---------------------------------------
----------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=6.36, 6mo=6.07, 1YR=6.16, 2YR=5.92, 5YR=5.80, 10YR=5.75, 30YR=5.78


------------------------------------------------------------------------------------------------------------------------------------
           Price                0 CPR            10 CPR           15 CPR            25 CPR            50 CPR            100 CPR
                               Yield
------------------------------------------------------------------------------------------------------------------------------------
           99-09              8.59028           8.59017           8.59013           8.59000           8.58963           8.58731
           99-10              8.58542           8.58531           8.58527           8.58514           8.58475           8.58240
           99-11              8.58057           8.58045           8.58041           8.58027           8.57988           8.57749
           99-12              8.57573           8.57560           8.57555           8.57541           8.57501           8.57258
           99-13              8.57088           8.57075           8.57070           8.57055           8.57014           8.56767
           99-14              8.56604           8.56590           8.56585           8.56569           8.56527           8.56277
           99-15              8.56119           8.56106           8.56100           8.56084           8.56040           8.55787
           99-16              8.55635           8.55621           8.55615           8.55599           8.55554           8.55296
           99-17              8.55152           8.55137           8.55130           8.55114           8.55068           8.54807
           99-18              8.54668           8.54653           8.54646           8.54629           8.54582           8.54317
           99-19              8.54185           8.54169           8.54162           8.54144           8.54096           8.53827
           99-20              8.53702           8.53685           8.53678           8.53659           8.53610           8.53338
           99-21              8.53219           8.53202           8.53194           8.53175           8.53125           8.52849
           99-22              8.52736           8.52719           8.52711           8.52691           8.52640           8.52360
           99-23              8.52253           8.52236           8.52227           8.52207           8.52155           8.51872
           99-24              8.51771           8.51753           8.51744           8.51723           8.51670           8.51383
           99-25              8.51289           8.51270           8.51261           8.51240           8.51185           8.50895
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 Spread @ Center Price         280.03           280.00            279.98            279.95             279.87           279.49
                   WAL        9.87780           9.86270           9.85210           9.83520           9.80100           9.68690
              Mod Durn         6.450             6.443             6.439             6.432             6.418             6.369
         Mod Convexity         0.559             0.558             0.557             0.555             0.552             0.543
      Principal Window     Oct10 to Oct10   Sep10 to Oct10    Sep10 to Oct10    Sep10 to Oct10     Sep10 to Oct10   Jul10 to Aug10
         Maturity #mos          119               119               119               119               119               117
      Accrued Interest       91,870.18         91,870.18         91,870.18         91,870.18         91,870.18         91,870.18
     Total Collat Loss      0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)       0.00 (0.00%)     0.00 (0.00%)

                Prepay        At 0 CPR         At 10 CPR         At 15 CPR         At 25 CPR         At 50 CPR        At 100 CPR
            No prepays
 Lockout and penalties    Include penalty   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty

      Ext., if balloon          None             None              None              None               None             None
       Pay Exten Princ

               Default        At 0 CDR         At 0 CDR          At 0 CDR          At 0 CDR           At 0 CDR         At 0 CDR
         Loss Severity          0.3               0.3               0.3               0.3               0.3               0.3
     Servicer Advances     100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I
       Liquidation Lag      12 mos(100%)     12 mos(100%)      12 mos(100%)      12 mos(100%)       12 mos(100%)     12 mos(100%)
   Optional Redemption     Calls ASAP (N)   Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)     Calls ASAP (N)   Calls ASAP (N)
------------------------------------------------------------------------------------------------------------------------------------

           CMT_3MO             6.360             6.360             6.360             6.360              6.360             6.360
           CMT_6MO             6.070             6.070             6.070             6.070              6.070             6.070
           CMT_1YR             6.160             6.160             6.160             6.160              6.160             6.160
           CMT_2YR             5.920             5.920             5.920             5.920              5.920             5.920
           CMT_5YR             5.800             5.800             5.800             5.800              5.800             5.800
          CMT_10YR             5.750             5.750             5.750             5.750              5.750             5.750
          CMT_30YR             5.780             5.780             5.780             5.780              5.780             5.780
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
OFFERED CERTIFICATES.
------------------------------------------------------------------------------------------------------------------------------------